[logo]
                                                        Arthur Andersen





CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



To the Shareholders and Trustees of
Pioneer Growth Shares

As independent public accountants, we hereby consent to the use of our report on Pioneer Growth Shares dated February 9, 2001 (and to all references to our firm) included in or made a part of Pioneer Growth Shares' Post-Effective Amendment No. 66 and Amendment No. 37 to Registration Statement File
Nos. 2-28274 and 811-01604, respectively.



/s/ Arthur Andersen LLP
Boston, Massachusetts
September 25, 2001